                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549


                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934


             Date of Report (date of earliest event reported):
                              August 13, 2002


                               AIRGAS, INC.
          ______________________________________________________
          (Exact name of registrant as specified in its charter)



   Delaware                      1-9344                      56-0732648
_______________            _______________________          ____________
(State or other            (Commission File Number)         (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation)



                 259 North Radnor-Chester Road, Suite 100
                          Radnor, PA  19087-5283
                 _________________________________________
                 (Address of principal executive offices)



Registrant's telephone number, including area code: (610) 687-5253
                                                     _____________

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Item 9.  Regulation FD Disclosure
         ________________________

     On August 13, 2002, Airgas, Inc. submitted to the Securities and Exchange Commission the following sworn statements of its chief executive officer and chief financial officer pursuant to Order No.
4- 460 issued under Section 21(a)(1) of the Securities Exchange Act of
1934.

    STATEMENT UNDER OATH OF THE PRINCIPAL EXECUTIVE OFFICER OF AIRGAS, INC. REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Peter McCausland, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Airgas, Inc., and, except as corrected or supplemented in a subsequent covered report:

       o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

       o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with Airgas, Inc.'s Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

       o Annual Report on Form 10-K of Airgas, Inc. filed with the Commission on June 25, 2002;

       o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Airgas, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

       o  any amendments to any of the foregoing.



/s/ Peter McCausland                    Subscribed and sworn to
Peter McCausland                        before me this 13th day of
Chairman and Chief Executive Officer    August 2002
(Principal Executive Officer)
                                        /s/ Judith A. Pellegrino
August 13, 2002                         Notary Public

                                        My Commission Expires:
                                        March 9, 2004

    STATEMENT UNDER OATH OF THE PRINCIPAL FINANCIAL OFFICER OF AIRGAS, INC. REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Roger F. Millay, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Airgas, Inc., and, except as corrected or supplemented in a subsequent covered report:

       o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

       o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with Airgas, Inc.'s Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

       o Annual Report on Form 10-K of Airgas, Inc. filed with the Commission on June 25, 2002;

       o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Airgas, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

       o  any amendments to any of the foregoing.



/s/ Roger F. Millay                     Subscribed and sworn to
Roger F. Millay                         before me this 13th day of
Senior Vice President - Finance and     August 2002
Chief Financial Officer
(Principal Financial Officer)
                                        /s/ Judith A. Pellegrino
August 13, 2002                         Notary Public

                                        My Commission Expires:
                                        March 9, 2004


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                                Signatures
                                __________

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AIRGAS, INC.
                                     (Registrant)




BY: /s/ Robert M. McLaughlin
Robert M. McLaughlin
Vice President and Controller





DATED: August 13, 2002